Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Finch Investment Group, LLC (the “Company”)

Capital One Securities, Inc.

MUFG Securities Americas Inc.

(together, the “Specified Parties”)

Re:	FCI Funding 2019-1, LLC – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in two electronic data files entitled “FIG 2019-1 Data Tape 20190131.xlsb” and “383 FIG 2019-1 Data File 20190131 (Without Ohio).xlsb” provided by the Company on February 5, 2019 and February 8, 2019, respectively, containing certain information related to 62,385 Tax Liens as of January 31, 2019 (together, the “Data File”), which we were informed are intended to be included as collateral in the offering of FCI Funding 2019-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and numbers of days were within $1.00 and one (1) day, respectively.

•

The term “Tax Liens” means a pool of tax liens related to unpaid real property taxes, assessments, and other charges secured by real property located in the States of Arizona, Colorado, Connecticut, Florida and New Jersey.

•	The term “Cutoff Date” means January 31, 2019.

•

The term “District Listing” means an electronic data file entitled “District Listing Updated.pdf” provided by the Company, containing the list of counties within states where the Tax Liens are located.

•

The term “Historical LIBOR Curve” means historical LIBOR information from May 1, 2007 to present, which we were instructed by the Company to download from the Wall Street Journal website at http://www.wsj.com/mdc/public/page/2_3020-libor-20181101.html?mod=mdc_pastcalendar on February 18, 2019.

•	The term “Property Type Mapping Information” means electronic mail correspondence from the Company on February 22, 2019, which contained information related to the property type mapping methodology.

•

The term “Table of Equalized Valuations” means the equalized ratio (used to calculate Market Value) for each county in New Jersey, which we were instructed by the Company to download from the New Jersey Treasury website at https://www.state.nj.us/treasury/taxation/pdf/lptval/2018/AllCounties.pdf

•

The term “State Interest and Penalty Information” means an electronic data file entitled “State Rules.pdf” provided by the Company, containing information related to states’ interest and penalty rates.

•	The term “FIG Servicing System” means the Company’s internal servicing system used to service and maintain the Tax Liens.

•

The term “Lien File” refers collectively to the sources listed in Exhibit A for each Selected Tax Lien (defined below). The Lien File, furnished to us by the Company, was represented to be either the original Lien File or a copy of the original Lien File.

A.

We were instructed by the Company to randomly select a sample of 150 Tax Liens from the Data File (the “Selected Tax Liens,” as listed in Exhibit B). For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Tax Liens that we were instructed to randomly select from the Data File.

B.

For each Selected Tax Lien, we compared the specified attributes in the Data File to the corresponding information on the respective Lien File as described below. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Lien File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception, except for Address and Property Type as described below.

Attributes	Lien File/Instructions

Purchase Date	Assignment of Property Tax Lien, Certificate of Sale, County Tax Collector Report, County Tax Lien Sale System, FIG Servicing System

Tax Year	Certificate of Sale, County Property Appraiser, County Tax Collector Report, County Tax Lien Sale System, County Treasurer Certificate, FIG Servicing System, Treasurer Tax Payment

Bankrupt	The Company informed us that none of the Selected Tax lien is in bankruptcy and a value of “N” in the “BANKRUPTCY_ FLAG” field in the Data File indicated that such Selected Tax Lien is not in bankruptcy. We observed that the “BANKRUPTCY_FLAG” field contained an “N” for all Selected Tax Liens.

Attributes	Lien File/Instructions

Address

Certificate of Sale, City Report, County Property Appraiser, County Tax Collector Report, County Tax Lien Sale System, County Treasury Information, FIG Servicing System (each, an “Address Lien File”)

When the “FULL_PROPERTY_ADDRESS” field in the Data File indicated “Unassigned,” we were instructed by the Company to compare the parcel number contained on the respective Address Lien File to the “PARCEL_NUMBER” field in the Data File.

For Selected Tax Lien #122, we observed a notation of “Confidential per FL Statue” on the County Tax Collector Report. The Company instructed us to not consider this as an exception as by Florida Statute the address cannot be listed on the respective Address Lien File.

County	Certificate of Sale, County Property Appraiser, County Tax Collector Report, District Listing, County Treasury Information

State	Certificate of Sale, County Property Appraiser, County Tax Collector Report, County Treasury Information, District Listing

Property Type

County Property Appraiser, County Tax Collector Report, County Treasury Information, FIG Servicing System, Property Type Mapping Information

For Selected Tax Lien #122, we observed a notation of “Confidential per FL Statue” on the County Tax Collector Report. The Company instructed us to not consider this as an exception as by Florida Statute the address cannot be listed on the County Tax Collector Report

Current Interest Rate

Certificate of Sale, City Report, County Property Appraiser, County Tax Collector Report, County Tax Lien Sale System, County Treasury Information, FIG Servicing System, State Interest and Penalty Information

For Selected Tax Liens in Colorado, we were instructed by the Company to recalculate the Current Interest Rate using the historical LIBOR rate from the Historical LIBOR Curve as of the purchase month of the Selected Tax Lien plus 9%.

Current Penalty Rate	State Interest and Penalty Information.

Tax Amount	Assignment of Property Tax Lien, Certificate of Sale, City Report, County Property Appraiser, County Tax Collector Report, County Tax Lien Sale System, FIG Servicing System

Overbid Amount	Certificate of Sale, FIG Servicing System.

Attributes	Lien File/Instructions

Reimbursable Fees/Recomputed Reimbursable Fees

“Premium” field and “Recording” field on Certificate of Sale, Recording Fee Information, FIG Servicing System.

For Selected Tax Liens with multiple Reimbursable Fees as shown in the FIG Servicing System, we were instructed by the Company to recompute the Reimbursable Fees by adding the total amount under the “Premium” and “Recording” categories on the FIG Servicing System.

Market Value/Recomputed Market Value

City Report, County Property Appraiser, County Tax Collector Report, County Tax Record, County Treasury Information, FIG Servicing System, County Assessor Report, (together, the “Market Value Lien Files”) and instructions provided by the Company

For Selected Tax Liens in New Jersey, we were instructed by the Company to recompute the Market Value by dividing the Assessed Value stated on the Market Value Lien Files by the corresponding county’s equalized ratio on the Table of Equalized Valuations.

Recomputed Interest Amount	Recompute using instructions provided by the Company, described below. [1]

Recomputed Penalty Amount	Recompute using instructions provided by the Company, described below. [2]

Recomputed Redemptive Value	Recompute using instructions provided by the Company, described below. [3]

Recomputed Combined OLTV	Recompute using instructions provided by the Company, described below. [4]

1.

For purposes of comparing Interest Amount, we were instructed by the Company to recompute the Interest Amount (the “Recomputed Interest Amount”) by (i) multiplying the “TOTAL_UNPAID_PURCHASE_ AMOUNT” field by the “REDEMPTIVE_INTEREST_RATE” field in the Data File, and (ii) subtracting the sum of “REDEMPTIVE_FEES_DUE” field and “REDEMPTIVE_PENALTY_DUE” field in the Data File from step (i). We compared the Recomputed Interest Amount to the “REDEMPTIVE_INTEREST_DUE” field in the Data File.

2.

For purposes of comparing Penalty Amount, we were instructed by the Company to recompute the Penalty Amount (the “Recomputed Penalty Amount”) by multiplying the “TOTAL_UNPAID_TAX_LIEN_AMOUNT” field by the “PENALTY_RATE” field in the Data File. We compared the Recomputed Penalty Amount to the “REDEMPTIVE_PENALTY_DUE” field in the Data File.

3.

For purposes of comparing Redemptive Value, we were instructed by the Company to recompute the Redemptive Value (the “Recomputed Redemptive Value”) by adding (i) the greater of the “TOTAL_UNPAID_ TAX_LIEN_AMOUNT” field and the “TOTAL_UNPAID_PURCHASE_AMOUNT” field in the Data File, and (ii) the Recomputed Interest Amount. We compared the Recomputed Redemptive Value to the “REDEMPTIVE_VALUE” field in the Data File.

4.

For purposes of comparing Combined OLTV, we were instructed by the Company to recompute the Combined OLTV (“Recomputed Combined OLTV”) by dividing the “REDEMPTIVE_VALUE” field by the “ACCESSED_VALUE” field in the Data File. We compared the Recomputed Combined OLTV to the “REDEMPTIVE_OLTV” field in the Data File.

The information regarding the Selected Tax Liens was found to be in agreement with the respective information contained on the Lien Files, except as listed in Exhibit C. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Lien Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Tax Liens, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Lien Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Tax Liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Tax Liens being securitized, (iii) the compliance of the originator of the Tax Liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Tax Liens that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

March 10, 2019

Exhibit A – Lien File Documents

1.	Assignment of Property Tax Lien

2.	County Tax Collector Report

3.	County Assessor Report

4.	County Tax Lien Sale System

5.	County Tax Record

6.	County Treasury Information

7.	County Treasurer Certificate

8.	County Property Appraiser

9.	Certificate of Sale

10.	City Report

11.	District Listing

12.	FIG Servicing System

13.	Historical LIBOR Curve

14.	Property Type Mapping Information

15.	Recording Fee Information

16.	State Interest and Penalty Information

17.	Table of Equalized Valuations

18.	Treasurer Tax Payment

Exhibit B – The Selected Tax Liens

Selected Tax Lien Number	Selected Tax Lien ID	Selected Tax Lien Number	Selected Tax Lien ID	Selected Tax Lien Number	Selected Tax Lien ID
1	2019001	51	2019051	101	2019101
2	2019002	52	2019052	102	2019102
3	2019003	53	2019053	103	2019103
4	2019004	54	2019054	104	2019104
5	2019005	55	2019055	105	2019105
6	2019006	56	2019056	106	2019106
7	2019007	57	2019057	107	2019107
8	2019008	58	2019058	108	2019108
9	2019009	59	2019059	109	2019109
10	2019010	60	2019060	110	2019110
11	2019011	61	2019061	111	2019111
12	2019012	62	2019062	112	2019112
13	2019013	63	2019063	113	2019113
14	2019014	64	2019064	114	2019114
15	2019015	65	2019065	115	2019115
16	2019016	66	2019066	116	2019116
17	2019017	67	2019067	117	2019117
18	2019018	68	2019068	118	2019118
19	2019019	69	2019069	119	2019119
20	2019020	70	2019070	120	2019120
21	2019021	71	2019071	121	2019121
22	2019022	72	2019072	122	2019122
23	2019023	73	2019073	123	2019123
24	2019024	74	2019074	124	2019124
25	2019025	75	2019075	125	2019125
26	2019026	76	2019076	126	2019126
27	2019027	77	2019077	127	2019127
28	2019028	78	2019078	128	2019128
29	2019029	79	2019079	129	2019129
30	2019030	80	2019080	130	2019130
31	2019031	81	2019081	131	2019131
32	2019032	82	2019082	132	2019132
33	2019033	83	2019083	133	2019133
34	2019034	84	2019084	134	2019134
35	2019035	85	2019085	135	2019135
36	2019036	86	2019086	136	2019136
37	2019037	87	2019087	137	2019137
38	2019038	88	2019088	138	2019138
39	2019039	89	2019089	139	2019139
40	2019040	90	2019090	140	2019140
41	2019041	91	2019091	141	2019141
42	2019042	92	2019092	142	2019142
43	2019043	93	2019093	143	2019143
44	2019044	94	2019094	144	2019144
45	2019045	95	2019095	145	2019145
46	2019046	96	2019096	146	2019146
47	2019047	97	2019097	147	2019147
48	2019048	98	2019098	148	2019148
49	2019049	99	2019099	149	2019149
50	2019050	100	2019100	150	2019150

Note: The Company has assigned a unique Lien ID number to each tax lien in the Data File. The Selected Tax Lien IDs referred to in this Exhibit are not the Tax Lien numbers.

Exhibit C – Exception List

Selected Tax Lien Number	Selected Tax Lien ID	Attribute	Per Data File	Per Lien File

40	2019040	Tax Year	2018	2017

47	2019047	Market Value	$173,615.71	$157,400.00

59	2019059	Address	17402 [Redacted]	17404 [Redacted]

72	2019072	Property Type	Commercial	Residential

80	2019080	Market Value	$15,197.00	$13,094.00